Driving Operational Excellence

John Haydon Senior Vice President, Operations

the new QUEST

Safe Harbor Disclosure

This presentation may contain forward-looking statements.
Readers are cautioned not to place undue reliance on
forward-looking statements, which speak only as of the date
that they are made and which reflect management's current
estimates, projections, expectations or beliefs and which
involve risks and uncertainties that could cause actual
results and outcomes to be materially different. Risks and
uncertainties that may affect the future results of the
company include, but are not limited to, adverse results
from pending or future government investigations, lawsuits
or private actions, the competitive environment, changes in
government regulations, changing relationships with
customers, payers, suppliers and strategic partners and
other factors discussed in "Business," "Risk Factors,"
"Cautionary Factors that May Affect Future Results," "Legal
Proceedings," "Management's Discussion and Analysis of
Financial Condition and Results of Operations," and
"Quantitative and Qualitative Disclosures About Market Risk"
in the company's 2011 Annual Report on Form 10-K and
"Management's Discussion and Analysis of Financial Condition
and Results of Operations," "Quantitative and Qualitative
Disclosures About Market Risk," and "Risk Factors" in the
company's Quarterly Reports on Form 10-Q and other items
throughout the Form 10-K and the company's 2012 Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K.

the new QUEST

Operation's Report Card: 30 days in

Strengths
o Strong focus on all aspects of quality
o Customer/patient service levels
o A strong lean six sigma foundation
o Experienced operations talent base
o Technical and laboratory expertise
o Operations team wants to win

Improvement Opportunities
o Complex vertical organization model: too many competing
priorities
o No E2E enterprise wide architecture plan
o To drive cost excellence across the entire enterprise -
make it a part of our DNA
o To implement "standardization" that will
- Make it easier for our customers to do business with us
- Enable our sales force to spend more time with customers
and less time in the value delivery chain

Renewed Focus on Operational Excellence

the new QUEST

5 Drive Operational Excellence

Operational Excellence will drive customer satisfaction,
employee engagement, and shareholder value through four
strategic imperatives - designed to close the competitive
cost gap and strengthen our foundation for growth

Operational Excellence

1 Enterprise Architecture
o Master Data
o Business Process Framework
o Standard IT Systems

2 End to End Customer Value Chain
o Simplification
o Optimization
o Standardization
o Automation

3 Business Performance Tools
o Improvement Methodologies
o Project Management
o Breakthrough Management
o Change Management

4 Cost Excellence - Invigorate
o Organizational excellence
o IT excellence
o Procurement excellence
o Lab excellence
o Service excellence
o Billing excellence

Customer Satisfaction - Employee Engagement - Shareholder
Value

the new QUEST

5 Drive Operational Excellence

Strategic Imperative 1 - Enterprise Architecture A standard
framework for data, processes and systems

Master Data
o Define data standards for key data elements
- Customer/Patient data
- Supplier data
- Enterprise data

Business Process Framework
o Map core processes, end to end, leveraging APQC Process
Framework
o Define best practice standardized processes, metrics and
performance targets
o Effectively manage process evolution

Standard IT Systems
o Convert non-standard sites to standard laboratory system
suite
o Convert to modular systems to reduce complexity
o Leverage commercial, off-the-shelf applications v.
internal custom-built

Enterprise Architecture
o Seamless volume movement across sites
o One view of customers and patients
o Improved business continuity
o Faster deployment of new capabilities
o Improved management control (cost & quality

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5 Drive Operational Excellence

Strategic Imperative 2 - End to End Customer Value Chain
Built on process excellence

Customer Value chain
Management Processes
Business Vision and Strategy

Operating Processes
Value Creation
Generate ideas
Create value propositions
Develop tests and solutions
Introduce to market
Manage life cycle
Value Proposition
Develop channel strategies
Build regional market strategies
Acquire new customers
Generate demand
Engage existing customers
Value Delivery
Collect
Transport
Test
Provide insights
Bill
Service Customer

Enabling Processes
Legal
Human Resources
Finance
Information Technology
Procurement
Quality

Simplify & Optimize, Standardize & Automate

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5 Drive Operational Excellence

Strategic Imperative 3 - Business Performance Tools Applied
enterprise-wide

Improvement Methodologies
Time-Phased Top Level Summary
Initiative # Description Success Metrics & Targets
R/Y/G Status Past 2 Trend If off track, why?
Corrective Actions Necessary
Risk Assessment
scale of 1-10 5xLxD
What could go wrong? What is the impact? How likely to
occur is this failure? Would there be any warning?
detection Total Score Action to Take Resp Due Date
example only
data is incorrect in system
make the wrong decisions
10
we are already changing data on the report to very likely
No warning: no way to know until we validate data against
raw information
810
validate data for LMNOP report
George

Project Management
Controlling and Monitoring Change Control form
Initiating Planning Executing Closing
Project Initiation Project Management Plan Project Updates
Project Final Results
Charter Scope Stakeholders
Scope definition
Work Breakdown structure / Tasks
Sequence Duration Communication plan Risk assessment
Budget/Costs Resources
Project Team Communications Measurements Deliverables
Goals achieved? Performance Process in place Closeout
Initiation form MS Project Plan Project Management Plan
Status Reports Bullets Major stages Areas covered at each
stage Project Management Deliverables

Breakthrough Management
Step 1 Long-term objective
Step 2 Annual Goal
Step 3 Top Priorities
Step 4 Specific Targets
Step 5 Owners
Grow Physician Addressable market Share to 25%
Increase share of LPP by 10 points in 2013
1 Penetrate LPP market
2 Develop preferred service pathway
3 Create LPP information service
1 Select 50 LPP targets Jane Doe
2 Train 10 Lpp reps John Doe
3 Establish LPP QDCA Database
1 Build client tracking codes in Client Service
2 Deploy text messaging alert service to LPP reps
Jack Smith
3 train RSRs on LPP messaging Sally Doe
1 finalize Client Master to link LPP sites
2 Finalize informatics feed cross LOBs Jack Doe
3 Design 5 standard report dashboards Sally Smith

Change Management
Model of Roles and Responsibilities for Change
Senior Leaders
o Actively and visibly support change
o Build the group leading change
o Communicate directly with employees

Human Resources
o Develop change management strategy and plans
o provide support to managers and employees

Change Management
Managers
o Coach employees through the transition and manage
resistance
Employees
o Survive and thrive during the organization change

the new QUEST

5 Drive Operational Excellence

Strategic Imperative 4 - Invigorate is our Cost Excellence
Program $600 million in run rate savings exiting 2014, on
the path to $1 billion

2012-2014
Financial Goals
Invigorate - Phase 1
o Achieve $600M run rate in savings over 2011 baseline to
close the cost gap and invest in growth
OE Programs
6 Flagship Programs
o Focused on End to End Value Chain and supported by
Business Performance Tools

Beyond 2014
Invigorate - Phase 2
o Target $400M additional savings over 2014 baseline to
build competitive advantage
Enterprise Architecture
o Providing a sustainable platform for additional savings
and growth

the new QUEST

5 Drive Operational Excellence

Cost Structure - Invigorate Baseline 2011

Quest Diagnostics ($B)

Other $0.6 10%
Bad Debt $0.3 4%
Procurement $2.2 35%
SWB $3.1 51%

o SWB
o Procurement

Total cost = $6.2B

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5 Drive Operational Excellence

Invigorate consists of 6 flagship programs to drive savings
and improve performance across the customer value chain

6 Flagship Programs    Opportunity    Savings ($millions)

1 Organization Excellence Simplify organization structure
and reduce management layers $65-$80

2 IT Excellence Standardize and simplify systems and reduce
fixed costs $55-$65

3 Procurement Excellence Reduce unit cost and improve total
cost of ownership $125-$150

4 Service Excellence Automate processes and leverage scale
across enterprise $55-$65

5 Lab Excellence Optimize capacity and facility footprint,
automate processes and apply lean manufacturing principles
$125-$150

6 Billing Excellence Reduce bad debt and improve collections efficiency $75-$90

the new QUEST

5 Drive Operational Excellence

We have a structured plan in place for each of the six
flagship Invigorate programs

1 ORGANIZATION EXCELLENCE  $65-$80 million
o SWB - $3.1 billion
- Targeted savings of $65-$80 million
- Simplify organization to speed decision making and reduce
management by 400-600 positions
- Key Initiatives
- New organization structure designed for simplicity and
accountability ? one business from value creation to value
delivery
- Reducing management layers from 10 to 7 and increasing
spans of control by 20%
- Deploying shared services and outsourcing strategies to
reduce ongoing G&A spend

2 IT EXCELLENCE  $55-$65 million
o IT annual spend approaching 6% of revenue
- Phase 1 - Targeted savings of $55-$65 million
- Phase 2 - Enterprise architecture drives significant
additional savings opportunities
- Migrate to standard systems and data, reducing IT spend to
4% of revenue

o Key initiatives:
- Lower infrastructure costs: Implement role based mobile
and PC policies to reduce total number of assets Move to
cost effective cloud hosting services. Align service levels
with standard process requirements
- Increase application efficacy: Focus on fewer Hi-Impact
projects. Increase percent of offshore sourcing. Reduce
custom development and move to packaged solutions
- Systems rationalization: Retire over 50 obsolete
applications and eliminate associated hosting, license and
labor costs

the new QUEST

5 Drive Operational Excellence

We have a structured plan in place for each of the six flagship Invigorate programs (continued)

3 PROCUREMENT EXCELLENCE $125-$150 million

- $2.2 billion annual spend
  - Targeted savings of $125-$150 million
  - Currently achieving low single-digit annual cost savings and driving to improve by 25-30%
- Key Initiatives
  - Building global sourcing capabilities to deliver best overall value
  - Revamping strategies with IVD supply base for a sustained competitive advantage
  - Leveraging supplier technology portfolio to further automate and standardize technology platforms
  - Targeting G&A spend reduction opportunities through category excellence

4 SERVICE EXCELLENCE $55-$65 million

- $1.3 billion in spend, >150 million patient & client encounters annually
  - Targeted savings of $55-$65 million
  - Automate processes, leverage enterprise scale, rationalize access footprint
- Key Initiatives
  - New logistics operating platform to optimize dispatch, network planning & performance monitoring
  - Market-based analytics to optimize patient access placement and mix (PSCs, IOPs, 3rd Party, other)
  - Call center optimization plus new self-serve options to provide lower cost access to results, services and medical expertise our new QUEST

5 Drive Operational Excellence

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We have a structured plan in place for each of the six
flagship Invigorate programs (continued)

5 LAB EXCELLENCE $125-$150 million
o Nationwide footprint processing over 500,000 requisitions
each night
- Targeted savings of $125-$150 million
- Increase productivity and efficiency by 10-15% while
optimizing lab footprint

o Key initiatives:
- Consolidating automated testing to leverage scale and
enable capacity planning
- Automating sample handling and testing
- Integrating existing facilities, including recently
acquired operations, driving process standardization
- Creating a sustainable new operating model
- Sustainable quality and productivity gains based on
culture and capability of continuous improvement
- Building the first "lab of the future" in New England for
UMass

6 BILLING EXCELLENCE $75-90 million
o Build on industry-leading performance
- Targeted savings of $75-90 million
- Reduce cost of billing by 15-20% through standardization
and automating key processes

o Key initiatives:
- Increasing utilization of electronic billing
- Expanding convenient payment strategies like "EZ-Pay" in
patient service centers
- Placing all operations on standard billing system
- Partnering with payors to improve efficiency: real-time
adjudication
- Improving productivity by using "middleware" to simplify
administration

the new QUEST

5 Drive Operational Excellence

Key Take-Aways
o Strengthening the foundation for growth
- Enterprise IT architecture
- Customer value chain
- Business performance tools

o Our cost excellence/Invigorate program is delivering
results
- Projecting $150 million in exit run rate savings for 2012
- Plans in place to achieve $600 million exit run rate/$500
million savings rate in 2014
- Targeting $400M from 2015 and beyond to hit a $1 billion
run rate savings

Operational Excellence will drive customer satisfaction,
employee engagement and shareholder value

the new QUEST

5 Drive Operational Excellence